UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2023

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2023, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the year ended December 31, 2022. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On February 28, 2023, the Company posted an earnings presentation on the Investor Relations section of its website. The Company is furnishing the earnings presentation attached hereto as Exhibits 99.2 pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In its earnings release dated February 28, 2023, the Company announced that Perry A. Bernocchi, age 64, will be promoted to Chief Executive Officer of the Company’s Patient Direct Segment effective March 1, 2023 succeeding Daniel J. Starck. Mr. Bernocchi currently serves as President & Chief Executive Officer of the Company’s Byram Healthcare division, a position he has held since 2009. Mr. Bernocchi joined Byram Healthcare in 2006 as its Chief Operating Officer, having previously served as Chief Operating Officer of Hemophilia Resources of America for five years prior to its sale to Accredo Health. Earlier in his career, Mr. Bernocchi also spent 18 years at Caremark/Coram in increasingly responsible positions within Operations, General Management within Coram Resource Network and as SVP Operations.

The Company also announced that Daniel J. Starck, will become the Company’s Executive Vice President, Business Excellence effective March 1, 2023. In this role, Mr. Starck will lead the Company’s Operating Model Realignment Program. Mr. Starck joined the Company in March 2022 upon its completion of the acquisition of Apria, Inc. where Mr. Starck has served as Chief Executive Officer since February 2015.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release issued by the Company on February 28, 2023 announcing fourth quarter and fiscal 2022 results (furnished pursuant to Item 2.02)
99.2	Earnings Presentation dated February 28, 2023 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 28, 2023	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary